UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): December 20, 2007

Emerson Electric Co.

-------------------------------------------------

(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Sep ’07	Oct ’07	Nov ’07
Process Management	>20+	+15 to +20	+20
Industrial Automation	+10	+10 to +15	+10 to +15
Network Power	>20+	+20	+15 to +20
Climate Technologies	0 to +5	+5 to +10	+10 to +15
Appliance and Tools	-5 to 0	-5 to 0	-5 to 0
Total Emerson	+10 to +15	+10 to +15	+10 to +15

November 2007 Order Comments:

Orders maintained a double digit growth rate for the three months ended in November and continued to benefit from favorable currency exchange rates, which contributed approximately 7 percentage points to the growth.

Process Management order growth continued to benefit from global expansion in the energy sector. Orders also benefited from the weaker dollar.

Industrial Automation remained strong, with particular strength from the power generating alternator and fluid automation businesses.

Order growth for Network Power was strong with growth led by the data center computing and telecommunications end markets.

Climate Technologies orders were strong with the United States residential air-conditioning business benefiting from favorable comparisons to the prior year. Order growth was also strong in Asia.

Appliance and Tools orders were consistent with the prior month with strength from the professional tools business more than offset by weakness in the residential storage, motors and appliance component businesses.

Upcoming Investor Events:

On Tuesday, February 5, 2008, Emerson will issue the Company’s first quarter 2008 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Standard Time (1:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

February 7, 2008 – Emerson’s Annual Investment Community Update

Location: St. Louis, MO

Time: 5:00 p.m. to 6:30 p.m. Eastern Standard Time

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation and Web cast: Access to the Web cast and presentations will be available in the Investor Relations area of Emerson’s Web site at www.emerson.com/financial at the time of the event. A replay of the Web cast will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: December 20, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary